UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2018

V. F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina		27408
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 336-424-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

VF held its annual meeting of shareholders (the “Meeting”) on April 24, 2018. At the Meeting, in accordance with VF’s tenure policy, Robert J. Hurst did not stand for reelection to the Board of Directors because he had reached the mandatory retirement age of 72 prior to the Meeting. VF acknowledged the outstanding service rendered by Mr. Hurst since his election to the Board in 1994. The Board has decreased the size of the Board to eleven members.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Meeting, VF shareholders voted on the election of eleven directors, whether to approve named executive officer compensation, and the ratification of the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the transition period of 2018 and fiscal 2019.

The results of the election were as follows:

1.	With respect to the election of the nominees as directors of VF, the votes were cast for the nominees as set forth opposite their names below:

Name of Director	Votes For	Votes Withheld	Non Votes
Richard T. Carucci	313,636,479	2,292,124	48,628,448
Juliana L. Chugg	313,193,952	2,734,651	48,628,448
Benno Dorer	313,474,951	2,453,652	48,628,448
Mark S. Hoplamazian	313,563,920	2,364,683	48,628,448
Laura W. Lang	313,618,868	2,309,735	48,628,448
W. Alan McCollough	301,584,445	14,344,159	48,628,448
W. Rodney McMullen	286,932,353	28,996,250	48,628,448
Clarence Otis, Jr.	303,980,912	11,947,691	48,628,448
Steven E. Rendle	297,308,836	18,619,767	48,628,448
Carol L. Roberts	313,663,391	2,265,212	48,628,448
Matthew J. Shattock	311,826,811	4,101,793	48,628,448

2.	With respect to the advisory vote to approve named executive officer compensation, the votes were cast for the proposal as set forth below:

Votes For: 293,412,579

Votes Against: 17,250,423

Votes Abstaining: 5,265,211

Non Votes: 48,628,838

3.	With respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the transition period of 2018 and the 2019 fiscal year, the votes were cast for the proposal as set forth below:

Votes For: 350,658,588

Votes Against: 13,416,376

Votes Abstaining: 482,087

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION
(Registrant)

April 24, 2018	By:	/s/ Laura C. Meagher
Laura C. Meagher
Vice President, General Counsel and Secretary

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